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THE NORTH CAROLINA

Capital Management Trust

Cash Portfolio

Term Portfolio

Annual Report

June 30, 2001

NC-ANN-0801 xxxxxx
x.xxxxxx.xxx

Contents

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST
Cash Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Term Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	5.90%	30.53%	61.10%
All Taxable Money Market Funds Average	5.46%	28.39%	56.68%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 1,112 money market funds.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	5.90%	5.47%	4.88%
All Taxable Money Market Funds Average	5.46%	5.12%	4.59%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio
Performance - continued

Yields

	7/3/01	4/3/01	1/2/01	10/3/00	6/27/00

NCCMT - Cash Portfolio	3.92%	5.07%	6.46%	6.44%	6.40%

All Taxable Money Market Funds Average	3.50%	4.69%	5.91%	5.99%	5.91%

	6/27/01	3/28/01	1/3/01	9/27/00	6/28/00

MMDA	1.78%	1.97%	2.11%	2.11%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the average bank money market deposit account (MMDA). Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR.(TM)

A money market fund's total returns and yields
will vary, and reflect past results rather than
predict future performance.

Comparing
Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Cash Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended June 30, 2001?

A. The market changed dramatically. At the beginning of the period, the Federal Reserve Board had recently finished a series of five hikes in the rate banks charge each other for overnight loans - known as the fed funds target rate - that had started in June 1999. The Fed was attempting to cool torrid economic growth and subdue inflationary pressures. From that point, economic data became increasingly weaker, and the Fed shifted gears. Just a few days into 2001, the Fed surprised the market by cutting the target rate by 0.50 percentage points, doing so well in advance of its scheduled meeting in late January. As January progressed, more data demonstrated a sharp deterioration in consumer and business spending, as well as consumer and business expectations about the future. As a result, the Fed implemented another 0.50 percentage-point reduction in the fed funds target rate in late January. The Fed continued to aggressively lower the rate by 0.50 percentage points in March, April and May, and added another rate cut of 0.25 percentage points in June, bringing the rate from 6.50% at the beginning of the period to 3.75% by June 30, 2001.

Q. What was your strategy with the fund?

A. During the period, my investment strategy shifted to capitalize on changing monetary policy while maintaining adequate liquidity. Early in the period, I shortened the average maturity of the fund because longer-term securities offered unattractive risk/reward tradeoffs. In particular, I avoided long-term commercial paper due to concerns about the deteriorating credit quality of corporate issuers. As it became clearer that the economy was slowing, I lengthened the fund's average maturity to lock in higher yields in advance of the expected decline in interest rates. When money market yields plunged at year-end, I allowed the average maturity to shorten gradually as very aggressive interest-rate cut expectations began to be priced into the market. The shortened average maturity detracted somewhat from performance because money market yields continued to decline in January. As it became clear that the Fed would continue to respond aggressively to the developing economic slowdown, I gradually increased the fund's average maturity once again. I used more government discount notes to lengthen maturity, because concerns lingered regarding the credit quality of longer-term corporate obligations.

Q. How did the fund perform?

A. The fund's seven-day yield on June 30, 2001, was 3.92%, compared to 6.41% 12 months ago. Through June 30, 2001, the fund's 12-month total return was 5.90%, compared to 5.46% for the all taxable money market funds average tracked by iMoneyNet, Inc.

Q. What's your outlook?

A. Economic data suggests that the Fed's aggressive moves may have been enough to avert a recession. The economy, however, remains weak. Market participants continue to anticipate additional monetary easing over the next few months, a view that I share. At the same time, the easing cycle may be nearing an end. Another potential positive influence on future economic growth is the federal tax cut recently implemented by Congress. This fiscal stimulus should bolster the economy at the same time that the full effects of the early 2001 rate cuts begin to work their way through to the economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page P-2.

Fund Facts

Goal: seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00

Start date: September 2, 1982

Size: as of June 30, 2001, more than $4.0 billion

Manager: Robert Duby, since 1998; joined Fidelity in 1982

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Investments June 30, 2001

Showing Percentage of Net Assets

Commercial Paper (a) - 77.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
American Express Credit Corp.
7/31/01	4.17%	$ 100,000,000	$ 99,655,833
8/1/01	4.10	55,000,000	54,807,714
Associates First Capital BV
8/16/01	3.85	50,000,000	49,755,944
Bank of America Corp.
7/9/01	4.63	25,000,000	24,974,556
8/3/01	5.20	30,000,000	29,860,575
Bank One Corp.
7/19/01	4.32	75,000,000	74,839,875
Centric Capital Corp.
7/12/01	3.96	17,203,000	17,182,237
7/16/01	3.89	47,100,000	47,023,855
8/15/01	3.96	10,000,000	9,951,000
8/21/01	4.00	14,550,000	14,468,375
CIESCO LP
7/5/01	4.20	10,000,000	9,995,367
7/25/01	3.96	50,000,000	49,869,000
CIT Group, Inc.
7/18/01	4.37	85,000,000	84,826,600
7/25/01	4.74	50,000,000	49,844,000
7/30/01	4.22	50,000,000	49,831,639
Citicorp
7/19/01	3.91	40,000,000	39,922,200
8/9/01	3.85	50,000,000	49,792,542
Corporate Asset Funding Co.
7/25/01	3.96	50,000,000	49,869,000
8/9/01	3.96	45,000,000	44,808,900
8/23/01	3.92	100,000,000	99,428,778
Corporate Receivables Corp.
7/6/01	4.32	25,000,000	24,985,139
7/12/01	3.95	70,000,000	69,915,728
7/19/01	4.02	50,000,000	49,900,250
8/22/01	3.85	15,000,000	14,917,233

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
CXC, Inc.
7/23/01	4.00%	$ 48,000,000	$ 47,883,547
8/17/01	3.89	15,000,000	14,924,408
8/20/01	3.91	15,000,000	14,919,167
8/29/01	3.92	25,000,000	24,841,028
8/30/01	3.94	50,000,000	49,675,000
8/31/01	3.94	35,000,000	34,768,708
Delaware Funding Corp.
7/26/01	3.92	35,000,000	34,905,208
E.I. du Pont de Nemours and Co.
7/27/01	3.91	25,000,000	24,929,764
Edison Asset Securitization LLC
7/27/01	3.89	75,000,000	74,790,375
8/10/01	3.83	65,000,000	64,724,833
Enterprise Funding Corp.
7/12/01	4.72	30,000,000	29,957,283
7/27/01	4.00	18,046,000	17,994,258
8/23/01	3.94	7,191,000	7,149,712
9/19/01	3.65	10,000,000	9,919,556
9/19/01	3.68	7,100,000	7,042,411
Falcon Asset Securitization Corp.
7/25/01	3.90	17,950,000	17,903,569
8/22/01	3.99	18,000,000	17,897,300
9/12/01	3.80	15,210,000	15,094,032
Ford Motor Credit Co.
7/6/01	4.13	25,000,000	24,985,764
7/13/01	4.04	100,000,000	99,866,333
7/17/01	4.52	15,000,000	14,970,200
7/19/01	4.45	15,000,000	14,967,000
7/27/01	3.95	25,000,000	24,929,222
GE Capital International Funding, Inc.
7/16/01	3.99	40,000,000	39,934,000
General Electric Capital Corp.
7/27/01	4.24	75,000,000	74,772,500
8/29/01	3.90	35,000,000	34,778,586
12/14/01	3.95	25,000,000	24,555,028
Commercial Paper (a) - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Services, Inc.
11/14/01	4.00%	$ 25,000,000	$ 24,629,778
General Motors Acceptance Corp.
7/5/01	4.12	10,000,000	9,995,456
Goldman Sachs Group, Inc.
8/24/01	4.22	50,000,000	49,688,000
10/11/01	3.92	5,000,000	4,945,317
Household Finance Corp.
8/10/01	3.99	25,000,000	24,890,278
10/11/01	4.65	50,000,000	49,355,417
J.P. Morgan Chase & Co.
8/8/01	3.90	50,000,000	49,795,750
8/8/01	3.97	50,000,000	49,792,583
Jupiter Securitization Corp.
7/17/01	3.96	5,582,000	5,572,200
7/20/01	3.81	40,110,000	40,029,557
8/1/01	4.30	9,962,000	9,925,542
8/10/01	4.30	5,060,000	5,036,106
Kitty Hawk Funding Corp.
7/20/01	3.80	24,000,000	23,951,993
7/23/01	3.87	15,000,000	14,964,617
12/3/01	3.84	15,000,000	14,756,521
Lehman Brothers Holdings, Inc.
8/8/01	5.43	15,000,000	14,916,495
Morgan Stanley Dean Witter & Co.
8/27/01	3.95	150,000,000	149,071,371
New Center Asset Trust
7/12/01	4.71	20,000,000	19,971,522
7/17/01	4.32	100,000,000	99,810,222
7/19/01	4.03	25,000,000	24,950,000
7/20/01	4.27	30,000,000	29,933,025
8/29/01	3.93	25,000,000	24,840,618
Salomon Smith Barney Holdings, Inc.
7/5/01	4.01	50,000,000	49,977,778
Southern Co.
7/27/01	4.03	45,000,000	44,870,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Three Rivers Funding Corp.
7/10/01	3.96%	$ 27,293,000	$ 27,266,048
7/30/01	3.87	14,082,000	14,038,213
Triple-A One Funding Corp.
7/2/01	4.20	47,582,000	47,576,449
7/9/01	3.99	25,000,000	24,977,889
Variable Funding Capital Corp.
7/6/01	3.99	65,345,000	65,308,879
7/19/01	3.93	100,000,000	99,804,500
8/7/01	4.00	15,000,000	14,938,950
Wells Fargo & Co.
7/19/01	3.91	50,000,000	49,902,750
TOTAL COMMERCIAL PAPER			3,152,988,956
Federal Agencies - 21.6%
Fannie Mae - 18.7%
Discount Notes - 18.7%
7/12/01	4.68	100,000,000	99,858,528
7/19/01	4.71	50,000,000	49,883,500
8/2/01	4.12	100,000,000	99,637,333
8/6/01	4.46	100,000,000	99,560,500
9/6/01	3.74	50,000,000	49,654,764
10/19/01	3.94	25,000,000	24,704,375
11/1/01	3.92	50,000,000	49,342,292
11/1/01	3.93	50,000,000	49,341,438
11/8/01	3.96	48,701,000	48,018,645
11/8/01	3.98	25,000,000	24,647,917
11/15/01	3.80	29,505,000	29,085,062
11/29/01	3.83	20,000,000	19,684,578
12/7/01	3.95	50,000,000	49,145,375
3/15/02	4.16	50,000,000	48,568,653
4/5/02	4.12	25,000,000	24,233,569
			765,366,529
Federal Agencies - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Freddie Mac - 2.9%
Discount Notes - 2.9%
8/30/01	3.85%	$ 50,000,000	$ 49,682,500
11/8/01	3.80	20,253,000	19,979,472
11/8/01	3.82	51,672,000	50,972,275
			120,634,247
TOTAL FEDERAL AGENCIES			886,000,776
U.S. Treasury Obligations - 1.2%

U.S. Treasury Notes - principal STRIPS - 1.2%
7/31/01	6.53	50,000,000	49,740,758
Repurchase Agreements - 0.2%
	Maturity Amount
In a joint trading account (U.S. Treasury Obligations) dated 6/29/01 due 7/2/01 At 4.01%	$ 7,253,423	$ 7,251,000
TOTAL INVESTMENT PORTFOLIO - 100.1%		4,095,981,490
NET OTHER ASSETS - (0.1)%		(4,094,952)
NET ASSETS - 100%		$ 4,091,886,538
Total Cost for Income Tax Purposes $ 4,095,981,490
Legend

(a) Cash Portfolio only purchases commercial paper with the highest possible ratings from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry.

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001
Assets
Investment in securities, at value (including repurchase agreements of $7,251,000) - See accompanying schedule		$ 4,095,981,490
Cash		712,972
Interest receivable		1,616
Total assets		4,096,696,078
Liabilities
Payable for fund shares redeemed	$ 1,593,041
Distributions payable	1,821,696
Accrued management fee	816,031
Deferred trustees' compensation	578,772
Total liabilities		4,809,540
Net Assets		$ 4,091,886,538
Net Assets consist of:
Paid in capital		$ 4,091,730,109
Accumulated net realized gain (loss) on investments		156,429
Net Assets, for 4,091,695,890 shares outstanding		$ 4,091,886,538
Net Asset Value, offering price and redemption price per share ($4,091,886,538 ÷ 4,091,695,890 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2001
Investment Income Interest		$ 207,720,500
Expenses
Management fee	$ 8,358,747
Non-interested trustees' compensation	192,958
Total expenses before reductions	8,551,705
Expense reductions	(7,446)	8,544,259
Net investment income		199,176,241
Net Realized Gain (Loss) on Investments		333,292
Net increase in net assets resulting from operations		$ 199,509,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2001	Year ended June 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 199,176,241	$ 161,622,748
Net realized gain (loss)	333,292	(162,826)
Net increase (decrease) in net assets resulting from operations	199,509,533	161,459,922
Distributions to shareholders from net investment income	(199,176,241)	(161,622,748)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	9,814,186,474	8,069,215,961
Reinvestment of distributions from net investment income	175,885,488	140,467,872
Cost of shares redeemed	(8,757,192,298)	(8,142,672,819)
Net increase (decrease) in net assets and shares resulting from share transactions	1,232,879,664	67,011,014
Total increase (decrease) in net assets	1,233,212,956	66,848,188
Net Assets	293.	294.
Beginning of period	2,858,673,582	2,791,825,394
End of period	$ 4,091,886,538	$ 2,858,673,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.057	.056	.049	.053	.051
Less Distributions
From net investment income	(.057)	(.056)	(.049)	(.053)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return	5.90%	5.69%	5.05%	5.47%	5.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 4,092	$ 2,859	$ 2,792	$ 2,480	$ 1,984
Ratio of expenses to average net assets	.24%	.32%	.32%	.34%	.35%
Ratio of net investment income to average net assets	5.62%	5.56%	4.92%	5.34%	5.13%

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	7.03%	31.93%	67.05%
LB Short Treasury: 9-12 Months	7.29%	34.06%	74.85%
LB 1-Year US Treasury	7.09%	33.35%	71.14%
Short US Government Funds Average	8.10%	32.50%	76.29%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Short Treasury Index: 9-12 Months - a market value-weighted index of aged U.S. Treasury notes and bonds with a remaining maturity from 9 up to (but not including) 12 months, excluding zero coupon strips. You can also compare the fund's return to the performance of the Lehman Brothers 1-year U.S. Treasury Index - a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date. To measure how the fund's performance stacked up against its peers, you can compare it to the short U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 60 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	7.03%	5.70%	5.27%
LB Short Treasury: 9-12 Months	7.29%	6.04%	5.75%
LB 1-Year US Treasury	7.09%	5.92%	5.52%
Short US Government Funds Average	8.10%	5.78%	5.82%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the results.)

Annual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $16,705 - a 67.05% increase on the initial investment. For comparison, look at how both the Lehman Brothers 1-Year U.S. Treasury Index and the Lehman Brothers Short Treasury Index: 9-12 Months did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,114 - a 71.14% increase and $17,485 - a 74.85% increase, respectively. Beginning with this report, the fund will compare its performance to that of the Lehman Brothers Short Treasury Index: 9-12 Months, rather than the Lehman Brothers 1-Year U.S. Treasury Index. Lehman Brothers no longer publishes returns for the Lehman Brothers 1-Year U.S. Treasury Index because the U.S. Government no longer issues the 1-Year Treasury bill.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Total Return Components

	Years ended June 30,
	2001	2000	1999	1998	1997
Dividend returns	6.22%	5.76%	6.62%	7.08%	7.62%
Capital returns	0.81%	-0.75%	-1.68%	-1.45%	-1.73%
Total returns	7.03%	5.01%	4.94%	5.63%	5.89%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.87¢	22.17¢	55.85¢
Annualized dividend rate	3.73%	4.79%	6.01%
30-day annualized yield	3.32%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.36 over the past one month, $9.33 over the past six months and $9.30 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Term Portfolio

Q. How did the fund perform, Bob?

A. For the 12 months ending June 30, 2001, the fund returned 7.03%, compared to the 8.10% return of the short U.S. government funds average, according to Lipper Inc. The Lehman Brothers 1-Year U.S. Treasury Index returned 7.09% over the same period, and the Lehman Brothers Short Treasury Index: 9-12 Months Index returned 7.29%. We are switching the fund's benchmark to the latter index because Lehman Brothers stopped publishing the 1-Year index on June 30, 2001. The new index includes aged U.S. Treasury notes and bonds with remaining maturities of nine months up to - but not including - 12 months. It excludes zero-coupon strips.

Q. What was the investment environment like during the 12 months that ended June 30, 2001?

A. There was a significant change in the market. As the period began, the Federal Reserve Board was in the process of wrapping up a series of five hikes in the rate banks charge each other for overnight loans - known as the fed funds target rate - that it had started in June 1999. The Fed's moves were designed to cool off the U.S. economy and keep inflation from brewing. During the second half of 2000, data emerged indicating that the economy was becoming increasingly weaker, causing the Fed to change its approach. Early in 2001, the Fed unexpectedly cut the target rate by 0.50 percentage points several weeks before its next scheduled meeting. In January more data emerged showing that consumer and business spending was deteriorating and that consumer and business confidence about the future was eroding. In response, the Fed cut the rate by another 0.50 percentage points at the end of January. The Fed continued its aggressive approach, lowering the rate by 0.50 percentage points in March, April and May, and added another rate cut of 0.25 percentage points in June. The sum total of these moves brought the Fed funds target rate from 6.50% at the beginning of the period to 3.75% by the end of June 2001.

Q. What was your strategy with the fund?

A. The fund was managed with an eye toward the Lehman Brothers 1-Year U.S. Treasury Index. The index was composed of the most recently issued one-year Treasury bills. Although the fund maintained a maturity distribution consistent with that of the benchmark, its security composition differed. The Portfolio was largely invested in "off-the-run" Treasury bills and notes offering modestly higher yields compared to more recently issued securities of similar maturity. Early in 2001, the Treasury announced that the March one-year-bill auction would be the last of its kind because of reduced Treasury borrowing needs resulting from the large federal surplus. This reduction in supply caused the one-year bill to trade expensively in the marketplace. While the fund utilizes other securities, it continued to hold a large position in the one-year bill.

Q. What's your outlook?

A. Recent economic data appears to confirm that the Fed's aggressive moves were sufficient to head off a recession. Nevertheless, economic growth remains tepid. It appears that we will witness further cuts in short-term rates during the next few months, although the Fed's easing cycle could be winding down. The $1.35 trillion federal tax cut recently implemented by Congress should exert some positive influence on the economy. This fiscal stimulus should help buoy economic growth at the same time that the positive effects of the rate cuts implemented in early 2001 start to work their way through to the economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page P-2.

Fund Facts

3

Goal: seeks to obtain as high a level of current income as is consistent with the preservation of capital

Start date: March 19, 1987

Size: as of June 30, 2001, more than $74 million

Manager: Robert Duby, since 1998;
joined Fidelity in 1982

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Investments June 30, 2001

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.7%
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 99.7%
U.S. Treasury Bills, yield at date of purchase 4.06% 2/28/02	$ 40,000,000	$ 39,060,080
U.S. Treasury Notes - principal STRIPS:
0% 11/15/01	10,000,000	9,862,890
0% 5/15/02	26,000,000	25,151,880
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $73,536,426)		74,074,850
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 4.01%, dated 6/29/01 due 7/2/01 (Cost $364,000)	$ 364,122	364,000
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $73,900,426)		74,438,850
NET OTHER ASSETS - (0.2)%		(145,783)
NET ASSETS - 100%		$ 74,293,067
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $70,074,303 and $0, respectively.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $73,900,426. Net unrealized appreciation aggregated $538,424, all of which was related to appreciated investment securities.

At June 30, 2001, the fund had a capital loss carryforward of approximately $5,205,000 of which $244,000, $450,000, $1,410,000, $837,000, $1,663,000 and $601,000 will expire on June 30, 2003, 2005, 2006, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001
Assets
Investment in securities, at value (including repurchase agreements of $364,000) (cost $73,900,426) - See accompanying schedule		$ 74,438,850
Cash		104
Receivable for fund shares sold		1,560
Total assets		74,440,514
Liabilities
Payable for fund shares redeemed	$ 24,548
Distributions payable	83,837
Accrued management fee	17,078
Deferred trustees' compensation	21,984
Total liabilities		147,447
Net Assets		$ 74,293,067
Net Assets consist of:
Paid in capital		$ 78,921,671
Undistributed net investment income		37,781
Accumulated undistributed net realized gain (loss) on investments		(5,204,809)
Net unrealized appreciation (depreciation) on investments		538,424
Net Assets, for 7,941,623 shares outstanding		$ 74,293,067
Net Asset Value, offering price and redemption price per share ($74,293,067 ÷ 7,941,623 shares)		$9.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2001
Investment Income Interest		$ 4,566,209
Expenses
Management fee	$ 205,960
Non-interested trustees' compensation	4,855
Total expenses before reductions	210,815
Expense reductions	(44)	210,771
Net investment income		4,355,438
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		73,472
Change in net unrealized appreciation (depreciation) on investment securities		722,064
Net gain (loss)		795,536
Net increase (decrease) in net assets resulting from operations		$ 5,150,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2001	Year ended June 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 4,355,438	$ 5,003,014
Net realized gain (loss)	73,472	(1,446,451)
Change in net unrealized appreciation (depreciation)	722,064	778,339
Net increase (decrease) in net assets resulting from operations	5,150,974	4,334,902
Distributions to shareholders from net investment income	(4,570,859)	(5,010,149)
Share transactions Net proceeds from sales of shares	6,118,679	1,816,712
Reinvestment of distributions	3,226,050	3,513,868
Cost of shares redeemed	(16,184,071)	(17,440,265)
Net increase (decrease) in net assets resulting from share transactions	(6,839,342)	(12,109,685)
Total increase (decrease) in net assets	(6,259,227)	(12,784,932)
Net Assets
Beginning of period	80,552,294	93,337,226
End of period (including undistributed net investment income of $37,781 and $50,864, respectively)	$ 74,293,067	$ 80,552,294
Other Information Shares
Sold	657,960	195,561
Issued in reinvestment of distributions	347,019	377,912
Redeemed	(1,740,594)	(1,877,015)
Net increase (decrease)	(735,615)	(1,303,542)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820
Income from Investment Operations Net investment income B	.532	.525	.615	.660	.729
Net realized and unrealized gain (loss)	.097	(.069)	(.157)	(.134)	(.170)
Total from investment operations	.629	.456	.458	.526	.559
Less Distributions
From net investment income	(.559)	(.526)	(.618)	(.666)	(.729)
Net asset value, end of period	$ 9.350	$ 9.280	$ 9.350	$ 9.510	$ 9.650
Total Return A	7.03%	5.01%	4.94%	5.63%	5.89%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 81	$ 93	$ 76	$ 69
Ratio of expenses to average net assets	.28%	.35%	.35%	.36%	.37%
Ratio of expenses to average net assets after all expense reductions	.28%	.35%	.35%	.35% C	.37%
Ratio of net investment income to average net assets	5.72%	5.64%	6.51%	6.93%	7.48%
Portfolio turnover rate	0%	150%	256%	433%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2001

1. Significant Accounting Policies.

Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the Trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the trust are offered exclusively to local government and public authorities of the state of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Each fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The following summarizes the security valuation policies of the funds:

Term Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Cash Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income.

Term Portfolio. Interest income, which includes amortization of premium, is accrued as earned.

Cash Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees under the Trustees' Deferred Compensation Plan ("the Plan"). Interest is accrued on amounts deferred under the Plan based on the prevailing 90 day Treasury Bill rate.

Distributions to Shareholders.

Cash Portfolio. Dividends are declared daily and paid monthly from net investment income.

Term Portfolio. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective July 1, 2001, Term Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Term Portfolio. Purchases and sales of long-term U.S. government and government agency obligations is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. FMR receives a fee that is based upon a graduated series of rates ranging from .215% to .275% of each fund's average net assets. For the period, each fund's management fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Cash Portfolio	.24%
Term Portfolio	.28%

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc., an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect, and after reducing the fee for any payments by FMR pursuant to each fund's Distribution and Service Plan.

Distribution and Service Plan. Pursuant to the Distribution and Service Plans, and in accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee that is based on a graduated series of rates ranging from .07% to .08% of each fund's average net assets. For the period, FMR paid FDC $2,681,613 and $60,941 on behalf of Cash and Term Portfolios,

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

respectively. On behalf of Cash Portfolio, FDC in turn paid $850,940 to Sterling Capital Distributors, Inc. (Sterling), $1,322,450 to contractors of Fidelity Investments Institutional Services Company Inc. (FIIS), an affiliate of FDC, and $409,045 to Capital Management of the Carolinas L.L.C. (CMC). On behalf of Term Portfolio, FDC paid $23,023 to Sterling, $26,549 to contractors of FIIS, and $7,521 to CMC. Effective November 16, 2000, FDC no longer distributed shares of the funds through Sterling.

5. Expense Reductions.

Through arrangements with each fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce each fund's expenses. During the period these credits reduced Cash and Term Portfolio's expenses by $7,446 and $44, respectively.

6. Beneficial Interest.

At the end of the period, two shareholders were each record owners of more than 10% of the total outstanding shares of the Term Portfolio, totaling 23%.

Annual Report

Report of Independent Accountants

To the Trustees of The North Carolina Capital Management Trust and the Shareholders of Cash Portfolio and Term Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Portfolio and Term Portfolio (funds of The North Carolina Capital Management Trust) at June 30, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the The North Carolina Capital Management Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 13, 2001

Annual Report

Annual Report

Trustees

Harlan E. Boyles *

John David "J.D." Foust *

Fred L. Henning, Jr.

James Grubbs Martin *

William O. McCoy *

Helen A. Powers *

J. Calvin Rivers, Jr.

Officers

Fred L. Henning, Jr., President

Abigail P. Johnson, Senior Vice President

J. Calvin Rivers, Jr., Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

Robert K. Duby, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

David H. Potel, Assistant Secretary

Custodian

First Union National Bank of North Carolina
Charlotte, NC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Sub-Adviser

Fidelity Investments Money Management, Inc.

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

* Independent trustees